AMENDMENT TO LOAN AGREEMENT

          THIS AMENDMENT TO LOAN AGREEMENT is dated as of the day of 29, March, 1996, by and between FLORIDA UNDERGROUND PETROLEUM
TANK  CONTRACTORS, INC., a Florida corporation ("Borrower") and
SUNTRUST  BANK, MIAMI, N.A., a national banking association. f/k/a
 SunBank/Miami, N.A. ("Lender").

                                    RECITALS

 A. Borrower and Lender entered into a Loan Agreement dated as of the 10th day of February, 1995 (the "Agreement").

 B. Borrower and Lender have agreed to certain modifications to such Agreement.

      NOW, THEREFORE, in consideration of the recitals, and of the mutual covenants and agreements set forth below, Borrower and Lender agree as follows:

   1. The above recitals are true and correct and are incorporated herein by reference.

   2. The Agreement is amended as follows:


    A. Section 1 Recitals, sub paragraph (b) is amended to read as follows:

    (b) Lender has issued its commitment letter to Borrower dated October 12, 1994 and has further amended the same by letter dated March 11, 1996 (collectively the "Commitment Letter"), the terms and conditions of which to the extent not modified hereby are incorporated herein by reference.

     B. Section 2. Definitions is amended in part as follows:

     (j) Guarantors. Aquagenix, Inc., a Delaware corporation,
          Alan Chesler, Andrew Chesler, Robert Radler, Environmental Waterway Management, Inc., a Florida corporation, Haas Environmental Services, Inc., a New Jersey corporation and any future subsidiary of Aquagenix, Inc.

      (l) Note. The Renewal and Amended Promissory Note of even date herewith from Borrower to the order of Lender in the principal amount of $760,000.00 evidencing the Loan.

     C. Section 12, is amended to add the following sub paragraph:


      (n) Income Tax Returns. Within thirty (30) days of filing, Borrower shall provide to Lender a complete copy of its corporate tax return, or, if extended, a copy of the extension request.

       D. Section 15, is amended to add the following sub-paragraph:

       (s)  Release. While the receivables of Borrower and Haas
             Environmental Services, Inc. ("Haas") are pledged to Lender as collateral for the loan, it is understood, that in the event of sale of Borrower and or sale of Haas by its parent Aquagenix, such receivables of Borrower shall be released as collateral upon receipt by Lender of a principal reduction of $380,000.00.

       3. Defined Terms. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given such terms in the Agreement, as such terms may be amended by the terms of this Amendment, and any subsequent amendments, modifications or restatements of said Agreement

       4.   Borrower represents and warrants to Lender that:

       (a) It has the power and authority to execute and deliver and to perform its obligations hereunder as well as any obligation contained in any instrument executed incident hereto or to the Agreement.

       (b) The execution and performance by Borrower of this Amendment and any document incident hereto have been authorized by all requisite corporate action and will not violate or be in conflict or result in a breach of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property is bound, or any order, writ, injunction or decree of any court or governmental instrumentality.

      5. Borrower represents and warrants to Lender that : (i) it has no claims or offsets arising out of the Agreement or any document incident thereto; (ii) the execution of this Amendment will not impair the lien of the Security Agreement dated as of February 10, 1995 or any Financing Statement incident thereto;
          (iii) the execution of this Amendment will not affect or release the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Note or any modifications, renewals or amendments thereto.

     6. Should any stamp, excise or intangible taxes or levies become payable in respect of the execution, delivery or performance of this Amendment or any other instrument or document to be delivered hereunder or any modification thereof, the Borrower shall pay the same and hold the Lender harmless with respect thereto.



     7. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and shall remain in full force and effect.

      8. LENDER AND BORROWER HEREBY KNOWINGLY,VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED
         IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AMENDMENT.

         IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed by their respective officers thereunto duly Authorized as of the date above first written.

          /s/Rose Edens                       Florida Underground Petroleum Tank
          Witness Rose Edens                  Contractors, Inc.

          /s/Bruce C.Blaise                   By /s/Andrew Chesler
          Witness Bruce C. Blaise             Print Andrew Chesler
                                              As its Exec. Vice President

                                              Corporate seal

          /s/Bruce C. Blaise                     SunTrust Bank, Miami, N.A.
          Witness Bruce C. Blaise
                                              By /s/John Thompson
         /s/Rose Edens                           Print John Thompson
          Witness Rose Edens                     As its Vice President



           STATE OF FLORIDA )
           COUNTY OF DADE )

         The foregoing instrument was acknowledged before me this 29 day March, 1996, by Andrew Chesler as Executive Vice President of Florida Underground Petroleum Tank Contractors, Inc., a Florida corporation who has produced FL Drivers Licencse as identification and who did not take an oath.


                                         /s/Sandra J Baptiste Sjostrom
                                         Notary public, State of Florida
                                         Name Sandra J Baptiste Sjostrom
                                         Commission No.:

               RENEWED AND AMENDED PROMISSORY NOTE

         The capitalized and defined terms used in this Promissory Note (hereinafter referred to as this "Note") shall have the following meanings:

         HOLDER: SunTrust Bank, Miami, N.A., f/k/a SunBank/Miami, N.A., a national banking association, its successors and/or assigns, having an address at 1111 Lincoln Road, Miami Beach, Florida 33139, Attn:
          Commercial Loans Department.

         MAKER: Florida Underground Petroleum Tank Contractors, Inc., a
          Florida corporation, whose address is 6500 N.W. 1 5th Avenue, Ft. Lauderdale, Florida 33309.

          EFFECTIVE DATE: Effective as of March 29, 1996
          PLACE OF EXECUTION: Miami, Florida

         PRINCIPAL AMOUNT: Seven Hundred Sixty Thousand and NO/100 Dollars (U.S. $760,000.00)

         INTEREST RATE: A rate per annum of simple interest equal to one and one half percent per annum (1.5W) in excess of the rate from time to time published or announced by SunTrust Banks of Florida, Inc. as its prime rate ("Prime Rate") (but not necessarily the best or lowest rate charged borrowing customers of SunTrust Banks of Florida, Inc.), changing when and as the Prime Rate changes.

         PAYMENT DATE: Beginning on May 1, 1996 and on the 1st day of each month thereafter, until the Due Date, as provided hereinbelow.

         DUE DATE: The earlier to occur of (a) the Florida Department of Environmental Protection ("FDEP") remits final reimbursement to the Maker or the Holder for the environmental remediation to be performed pursuant to that certain Remedial Action Plan Phase I, dated March 25, 1994 (the "RAP"), as approved by the State of Florida pursuant to that certain letter from the FDEP, dated June 10, 1994, (b) the Maker receives final payment pursuant to that certain Environmental Services Contract (the "Environmental Services Contract") entered into by and between Riverfront
        Associates, a Florida general partnership, the Maker and Wingerter
         Environmental Incorporated, a Florida corporation, (c) the Environmental Services Contract is terminated for any reason whatsoever, or (d) February 10, 1997.

      SECURITY: All assets of Maker, including, without limitation, all of Maker's rights under the Environrnental Services Contract, all of Maker's rights to receive reimbursements from the FDEP regarding environmental remediation to be perforrned pursuant to the RAP and Borrower's lien rights on the property located at 35 S.E. Fifth Street, Miami, Florida, all as more particularly described in the Security Agreement and the Assignment dated of even date herewith executed by the Maker in favor of the Holder together with all other documents which may now or hereafter evidence and/or secure this Note, together with all future modifications, amendments, extensions, or renewals thereof (collectively, the "Security Documents")

    FOR VALUE RECEIVED, the undersigned Maker, jointly and severally if more than one, hereby promises to pay to the order of Holder, in immediately available funds of the United States of America, or in such other manner or at such other place as the then holder of this Note may designate, the Principal Amount of Seven Hundred Sixty Thousand and NO/00 Dollars (U.S. $760,000.00) or so much thereof as shall from time to time have been advanced pursuant to the Loan
  Agreement dated as of February 10, 1995 and as amended by First Amendment to Loan Agreement dated of even date herewith (collectively, the "Loan Agreement") between the Maker and the Holder, together with interest on the unpaid balance of said sum at the Interest Rate and based upon a 360-day year.

Principal and interest shall be payable in lawful money of the United States of America at the offlce of the Holder, or at such other place as the Holder may designate in writing, as follows:

           (i) Maker shall make monthly payments of interest at the Interest Rate on the unpaid principal balance outstanding from time to time, commencing on May 1, 1996 and on each Payment Date thereafter through and including the Due Date;

           (ii) Maker shall make monthly principal payments of at least $5,000.00 per month at the same time it makes the payments of interest described above; and

          (iii) Notwithstanding anything contained herein to the contrary, the outstanding Principal Amount of this Note with all monies advanced under the Loan Agreement and all accrued and unpaid interest, shall be due and payable on the Due Date.

          The Maker may prepay this Note in whole or in part at any time prior to maturity without premiurn or penalty. Unless expressly specified otherwise by Maker in writing at time of remittance of any payment due hereunder, any partial prepayment will be applied first to the payment of interest, late charges, fees and accrued interest thereon, and then to unpaid principal. No prepayment shall affect Maker's obligation to timely make payments in accordance with the terms hereof.

           If any payment of interest or princlpal is not paid on or before the fifth (5th) day after which it is due, or if any monetary Event of Default (as defined in the Loan Agreement) has occurred or is continuing beyond the fifth (5th) day after which it is due under any instrument by which this Note is, or may hereafter be, secured, the Holder, at its option, shall be entitled to collect a late charge equivalent to five (5W) percent of the amount then due and, further, at the option of the Holder, the entire principal balance, and interest then accrued, whether or not otherwise then due, shall become immediately due and payable, and, whether or not the Holder has exercised said option, interest shall accrue on the entire principal balance, and interest then accrued, at the maximum rate permitted by law until fully paid or, if the Holder has not exercised said option, for the duration of such Event of Default. No consent or assent, express or implied, to any monetary breach of one or more of the covenants and agreements of this Note or the Security Documents shall be deemed to be a waiver of any succeeding monetary breach.

           If any nonmonetary Event of Default has occurred or is continuing under any Security Documents, the entire principal balance, and interest then accrued, whether or not otherwise then due, shall, at the option of the Holder, become immediately due and payable within fifteen (15) days after Holder's delivery or mailing of demand or notice to the attention of Maker, as provided in the Loan Agreement, at the last address of Maker on the records of Holder, and whether or not the Holder has exercised said option, interest shall accrue on the entire principal balance, and interest then accrued, at the maximum rate permitted by law until fully paid or, if the Holder has not exercised said option, for the duration of such event of default. No consent or assent, express or implied, to any nonmonetary breach of one or more of the covenants and agreements of this Note shall be deemed to be a waiver of any succeeding nonmonetary breach.

           Maker hereby authorizes Holder, if and to the extent payments of principal and/or interest owing under this Note are not made when due, to setoff and charge against the accounts of the Maker maintained with or at Holder any payments of principal and/or interest from any of Maker's accounts, without any need to first notify Maker with respect thereto. Holder shall deliver Maker a written statement indicating amounts so deducted or setoff;
provided however, that Holder's failure to give such notice shall not affect the validity of such deduction or setoff.

          In the event any payment made by Maker hereunder is not honored or is otherwise returned by Holder to Maker because it is incomplete, inaccurate, or deficient in any manner whatsoever, then Maker agrees to pay Holder a fee of $25.00 for each such returned payment, which fee shall be in addition to (and not in lieu of) any other applicable late charges and fees, and whLch $25.00 fee shall not constitute "interest" for purposes of computing the default rate of interest hereunder.

         No assent or consent, express or implied, to any breach (whether monetary or nonmonetary or whether material or immaterial) of one or more of the covenants and agreements of this Note as set forth herein or in the Security Documents shall be deemed to be a waiver of any succeeding or other such breach. The remedies of Holder as provided herein and in the Security Documents shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of Holder, including, specifically, any failure to exercise any right, remedy or recourse, shall be effective unless it is set forth in a written document executed by Holder and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to any subsequent event.

         Notwithstanding anything contained herein, or in any instrument by which this Note may be secured, to the contrary, no provision contained herein or therein which purports to obligate the undersigned to pay any amount of interest or any fees, costs or expenses which are in excess of the maximum permitted by applicable law, shall be effective to the extent it calls for the payments of any interest or other amount in excess of such maximum. Any such excess shall, at the option of the Holder, either be paid to Maker or be credited to principal, and, in the event the outstanding principal obligation hereunder shall have been satisfied, any excess remaining thereafter shall be returned to Maker.

         Maker, and all sureties, endorsers, and guarantors of this Note, hereby (a) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note, in enforcing any of the security rights or in proceeding against the Security; (b) agree to any substitution, exchange, addition or release of any of the Security or the addition or release of any party or person primarily or secondarily liable hereon; (c) agree that Holder shall not be required first to institute any suit, or to exhaust his, their or its remedies against Maker or any other person or party to become liable hereunder or against the Security in order to enforce payment of this Note; (d) consent to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent or consideration to any of the foregoing; (e) agree and promise to pay all reasonable costs and expenses, including attorneys' fees and disbursements (whether suit be brought or not, and at all pre-trial, trial and appellate levels, including, without limitation, in connection with any bankruptcy proceedings) incurred by the Holder in connection with any default or in any proceeding to protect or enforce any provision of this Note, the Security Documents, or any instrument by which the Note is secured, whether or not suit be brought; and (f) agree that, notwithstanding the occurrence of any of the foregoing (except the express written release by Holder of any such person), they shall be, and shall at all times relevant hereto remain, jointly and severally, directly and primarily, liable for all sums due under this Note and the Security Documents.

         This Note is secured by the Security Documents and all other documents which may now or hereafter evidence and/or secure this Note, together with all future modifications, amendments,extensions, or renewals thereof.

         This Note and each of the Security Documents securing the same are to be governed by the laws of the State of Florida. Terms used herein which are defined in the Security Documents but which are not otherwise defined herein have the same definition as set forth in the Security Documents. In the event of any conflict between the terms set forth in this Note and the Security Documents, the terms as described and set forth in this Note shall control.

         If more than one, all obligations and agreements of the undersigned Maker(s) are joint and several.

         Nothing contained herein shall be deemed to limit any rights, powers or privileges which the Holder may have by reason of it being a national banking association pursuant to any law of the State of Florida or of the United States, or any rule, regulation or order of any departrnent or agency thereof, and nothing herein shall be deemed to make unlawful any transaction or conduct by the Holder which is lawful pursuant to, or which is permitted by, any of the foregoing.

         THIS NOTE RENEWS AND AMENDS THAT CERTAIN PROMISSORY NOTE
DATED AS OF FEBRUARY 10, 1995 IN THE PRINCIPAL AMOUNT OF $760,000.00.

         AQUAGENIX, INC. (THE PARENT OF MAKER) HAS THIS DATE EXECUTED AND DELIVERED TO HOLDER A PROMISSORY NOTE IN THE AMOUNT OF $760,000.00. ANY DEFAULT IN SUCH NOTE SHALL BE DEEMED A DEFAULT HEREUNDER.

         MAKER AND HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THE NOTE OR ANY OF THE SECURITY DOCUMENTS, OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY KIND BY EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER TO MARE THE LOAN EVIDENCED HEREBY.


      IN WITNESS WHEREOF, the undersigned Maker(s) has executed this Note as of the date first above written.

                             Florida Underground Petroleum Tank
                             Contractors, Inc a Florida corporation

                             By /s/Andrew Chesler
                             Print Andrew Chesler
                             As its Executice Vice President


                              Corporate Seal



         RE-AFFIRMATION AND RATIFICATION OF GUARANTY
                                  AGREEMENTS

         THIS RE-AFFIRMATION AND RATIFICATION OF GUARANTY AGREEMENTS is made and entered into this 29th day of March, 1996 by ANDREW CHESLER, ALAN CHESLER, ROBERT RADLER, ENVIRONMENTAL WATERWAY MANAGEMENT, INC., a Florida corporation, HASS ENVIRONMENTAL SERVICES, INC., a New Jersey corporation, and AQUAGENIX, INC., a Delaware Corporation, hereinafter collectively called "Guarantors".

                                     RECITALS:

         A. As of February 10, 1995, Guarantors each executed and delivered to SunBank/Miami, N.A., a national banking association, n/k/a SUNTRUST BANK, MIAMI, N.A. ("Lender") separately executed Guaranty Agreements ("Guaranties").

         B. The Guaranties guaranteed a revolving credit loan in the principal amount of $760,000.00 loan dated as of February 10, 1995 (the "Loan") made by Lender to Florida Underground Petroleum Tank
          Contractors, Inc., a Florida Corporation   ("Borrower").

         C. Borrower has requested Lender to agree to various modifications of the loan documents relating to the Loan and Lender has agreed to the same, subject to Guarantors re-affirming and ratifying their obligations as set forth in the Guaranties.

         NOW, THEREFORE, in consideration of these presents, Guarantors agree as follows:

         1. The above recitals are true and correct.

         2. Guarantors have each had the opportunity to review the
         (i) First Amendment to Credit Agreement (the "First Amendment"); and, (ii) the Revolving Credit Note in the amount of $760,000.00 each dated of even date herewith.

         3. Guarantors hereby ratify and re-affirm the Guaranties as if they were executed on this date and further re-affirm and ratify that such Guaranties continue to apply to the Credit Agreement dated as of February 10, 1995 and as amended by the First Amendment as well as to any document executed incident thereto.

         4. The corporate Guarantors named above hereby affirm that each have the corporate power to execute this Agreement and further that appropriate authority has been granted to the party executing this agreement on behalf of such corporate Guarantors.



         5. Guarantors represent and warrant to Lender that they have no claims or offsets arising out of the Guaranties or any document executed incident thereto. Guarantors represent and warrant to Lender that the execution of this Agreement, the First Amendment or the Renewal Revolving Credit Note will not release in any way the Guarantors from any obligation set forth in the Guaranties.

         6. GUARANTORS HEREBY KNOWINGLY, VOLUNTARILY AND
         INTENTIONALLY RE-AFFIRM THEIR WAIVER OF THE RIGHT
         THEY MAY HAVE TO A TRIAL BY JURY AS SET FORTH IN THE
         GUARANTIES.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals to be affixed hereto on the day and year first set forth above .

         Witnesses as to all:

         /s/Kimberly Floyd                                /s/Andrew Chesler
         Witness Kimberly Floyd                           Andrew Chesler

                                                          /s/Alan Chesler
                                                          Alan Chesler
         /s/Robin Miller
         Witness Robin Miller                             /s/Robert Radler
                                                          Robert Radler

                                                          Environmental Waterway
                                                          Management, Inc.

                                                          By /s/Andrew Chesler
                                                          Print Andrew Chesler
                                                          As its President

                                                          Hass Environmental
                                                          Services, Inc.

                                                          By /s/Andrew Chesler
                                                          Print Andrew Chesler
                                                          As its Vice President


                                                          Aquagenix, Inc.
                                                          By /s/Andrew Chesler
                                                          Print Andrew Chesler
                                                          As its President


STATE OF FLORIDA )
COUNTY OF BROWARD )

         The foregoing instrument was acknowledged before me this 29th day of March, 1996 by Andrew Chesler who produced (Known to me) as identification and who did not take an oath.

                         /s/Kirsten E. Johnson
                         NOTARY PUBLIC, STATE OF FLORIDA
                         Name: Kirsten E. Johnson
                         Commission No:

STATE OF FLORIDA )
COUNTY OFBROWARD )

         The foregoing instrument was acknowledged before me this 29th day of March, 1996 by Alan Chesler who produced (Known to me)
 as      identification and who did not take an oath.

                         /s/Kirsten E. Johnson
                         NOTARY PUBLIC, STATE OF FLORIDA
                         Name: Kirsten E. Johnson
                         Commission No:



STATE OF FLORIDA )
COUNTY OFBROWARD )

         The foregoing instrument was acknowledged before me this 29th day of March, 1996 by Robert Radler who produced (Known to me) as identification and who did not take an oath.

                         /s/Kirsten E. Johnson
                         NOTARY PUBLIC, STATE OF FLORIDA
                         Name: Kirsten E. Johnson
                         Commission No:
STATE OF FLORIDA )
COUNTY OFBROWARD )

         The foregoing instrument was acknowledged before me this 29th day of March, 1996 by Andrew Chesler as President of Environmental Waterway Management, Inc., a Florida Corporation who has produced (Known to me) as identification and who did not take an oath.

                         /s/Kirsten E. Johnson
                         NOTARY PUBLIC, STATE OF FLORIDA
                         Name: Kirsten E. Johnson
                         Commission No:

STATE OF FLORIDA )
COUNTY OFBROWARD )

         The foregoing instrument was acknowledged before me this 29th day of March, 1996 by Andrew Chesler as Vice President of Aquagenix,
        Inc., a Delaware Corporation who has produced (Known to me) as identification and who did not take an oath.

                         /s/Kirsten E. Johnson
                         NOTARY PUBLIC, STATE OF FLORIDA
                         Name: Kirsten E. Johnson
                         Commission No:









STATE OF FLORIDA )
COUNTY OFBROWARD )

         The foregoing instrument was acknowledged before me this 29th day of March, 1996 by Andrew Chesler as Vice President of Haas Environmental Services, Inc., a New Jersey Corporation who has produced (Known to me) as identification and who did not take an oath.

                         /s/Kirsten E. Johnson
                         NOTARY PUBLIC, STATE OF FLORIDA
                         Name: Kirsten E. Johnson
                         Commission No: